September 15, 2022

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re:    Fortitude Life Insurance & Annuity Company Variable Account E
    (formerly known as Prudential Annuities Life Assurance Corporation Variable Account E)
    File No. 811-07260

Members of the Commission:
On behalf of Fortitude Life Insurance & Annuity Company and Fortitude Life Insurance & Annuity Company Variable Account E, we hereby submit, pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940 (“1940 Act”), that the semi-annual report for the following underlying fund for the period ended June 30, 2022, has been submitted to contract owners.

Fund Company	1940 Act Registration No.
Columbia Funds Variable Series Trust II	811-22127

Some of the funds included in each Fund Company’s semi-annual report filings may not be available under every contract offered by the Registrant. We understand that the funds have filed or will file these reports with the Commission.
Please call me at (615) 981-8801 if you have any questions.

Sincerely,

/s/Mark Retik

Mark Retik
Senior Vice President
Fortitude Life Insurance & Annuity Company

Mark Retik
Senior Vice President
Fortitude Life Insurance & Annuity Company
10 Exchange Place, 22nd Floor
Jersey City, New Jersey 07302
T +1 (615) 981-8801
mark.retik@fortitude-re.com